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    SLIDE NUMBER                     SLIDE DESCRIPTION
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
         1            JCC Holding Company Logo
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         2            Text reading:  JCC Holding
                      -         New Orleans Based Publicly Traded Company
                                  -- 52% Traded on the AMEX
                                  -- 43% Owned by HET
                                  -- Remainder Owned by Numerous Previous Investors of HJC
                      -         Casino Owner and Developer
                      -         Has Lease/License to Operate the Casino
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         3            Graphic with text reading: Fundamentals of JCC Holding
                      Company, Market Strength, Location, Physical Plant,
                      Management Team, Harrah's Brand and Integrated
                      Experience.
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         4            Graphic with text reading: Fundamental #1 Market Strength
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         5            Text reading:  New Orleans is a Winner
                     -         11 Million Visitors
                     -         $3.9 Billion in Travel Expenditures
                     -         Ranked #2 U.S. City to Visit by Conde Nast
                     -         Ranked #2 Entertainment City in America
                     -         Recently Surpassed San Francisco as "America's Most Exciting City"
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         6            Text reading:  New Orleans Information
                      -         Of 11 Million Visitors
                                  -- 90% visit French Quarter
                                  -- 90% go to Riverfront
                                  -- 54% go to Riverwalk
                                  -- 34% go to Aquarium
                      -         Convention Center is 1.1 Million Square Feet, One of Largest in the Country
                      -         Convention Bookings Increase 37% in 1998 vs. 1997
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         7            Text reading:  Regional Gaming Market
                      Mississippi Gulf Coast
                               April 1998        $64.3 Million
                               April 1999        $92.2 Million
                                        +43.4 Increase

                               YTD 1998          $276.4 Million
                               YTD 1999          $332.5 Million
                                        +20.27 Increase
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         8            Text reading:  Gamer Profile
                     -         70% of Visitors to New Orleans Have Gamed Within the Last 2 Years
                     -         62% of Locals Gamed Within the Last 12 Months
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
         9            Graphic with text reading: Fundamental #2 Location
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         10           Map of New Orleans with (1) stars showing the location of
                      the French Quarter, the Riverwalk, the Aquarium of the
                      Americas, the Riverwalk Mall and the Ernest N. Morial
                      Convention Center and (2) the Harrah's logo showing the
                      location of the construction site of the Casino
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         11           Text and graphic map of New Orleans reading: Surrounded
                      by 17,195 Hotel Rooms and 20% of those downtown hotel
                      rooms are contiguous to Harrah's
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         12           Graphic with text reading: Fundamental #3 Physical Plant
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         13           Drawing of the future complete Canal Street entrance to the Casino
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         14           Photograph of a crane installing Harrah's signage at the Casino
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         15           Text reading:  Construction Update
                      -         Construction is on Schedule for Opening October 28th
                      -         2nd Floor Development
                                  -- 1500 Seat Theater for "Headliner" Entertainment
                                  -- 300-400 Seat Cabaret
                                  -- Lounges/Nightclubs
                                  -- Many Options - 130,000 Square Feet
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         16           Photograph of Canal Street entrance to the Casino showing current status of construction
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         17           Photograph of aerial view of Canal Street entrance to the Casino showing current status of construction
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         18           Diagram of floor plan of the Casino showing the Casino's five courts: The Jazz Court,
                      The Smuggler's Court, The Mardi Gras Court, The Court of the Mansion and The Court of
                      Good Fortune
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         19           Photograph of Porte Cochere entrance to the Casino showing current status of construction
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         20           Drawing of the future complete Porte Cochere entrance to the Casino
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         21           Diagram of floor plan of the Casino highlighting The Jazz Court
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         22           Photograph of interior of The Jazz Court showing current status of construction
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         23           Photograph of the interior of The Jazz Court showing
                      current status of construction and highlighting the 44
                      foot replica of an oak tree located in The Jazz Court
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         24           Photograph of architect's model of the future complete Jazz Court
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         25           Photograph of architect's model of the future complete Jazz Court
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         26           Diagram of floor plan of the Casino highlighting The Smuggler's Court
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         27           Photograph of the interior of The Smuggler's Court showing current status of construction and highlighting the replica of a pirate ship located in The Smuggler's
                      Court
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         28           Drawing of the future complete pirate ship located in The Smuggler's Court
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         29           Diagram of floor plan of the Casino highlighting The Mardi Gras Court
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         30           Photograph of the interior of The Mardi Gras Court showing current
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
                      status of construction
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         31           Photograph of the Mardi Gras float to be installed in The Mardi Gras Court
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         32           Drawing of the future complete interior of The Mardi Gras Court
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         33           Diagram of floor plan of the Casino highlighting The Court of the Mansion
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         34           Photograph of the interior of The Court of the Mansion showing current status of construction
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         35           Drawing of the future complete interior of The Court of the Mansion
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         36           Diagram of floor plan of the Casino highlighting The Court of Good Fortune
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         37           Photograph of the interior of The Court of Good Fortune showing current status of construction
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         38           Drawing of the future complete interior of The Court of Good Fortune
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         39           Photograph of the parking garage
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         40           Photograph of the entrance to the tunnel connecting the Casino to the parking garage
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         41           Graphic with text reading: Fundamental #4 Management Team
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         42           Text reading:  Harrah's New Orleans Management Company
                      -         Wholly Owned Subsidiary of HET
                                  -- Manages Daily Operations of Casino
                                  -- Hiring/Oversight of 2500 JCC Employees
                                  -- Marketing/Advertising
                                  -- Linkage to Harrah's Brand Capabilities
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         43           Graphic with text reading: Fundamental #5 Harrah's Brand
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         44           Graphic of map of the United States with stars showing the location of each Harrah's casino, Rio casino and Showboat casino
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         45           Graphic of map of the United States showing the ten metropolitan areas that supply the greatest number of visitors to New Orleans, ranked in the following order
                      (beginning with the city supplying the greatest number of visitors):  New York,
                      Dallas, Houston, Los Angeles, Washington, D.C., Atlanta, Philadelphia, Chicago,
                      Cleveland and Memphis.
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         46           Text reading:  Total Gold Database
                      -         Harrah's has developed a variety of programs to build loyalty and customer relationships
                      TOTAL GOLD Tiered Card Program
                      Rated #1 Player Card in Las Vegas and Atlantic City
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         47           Graphic with text reading: Fundamental #6 The Integrated Experience
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         48           -         Text reading:  The Integrated Experience
                      -         Graphic of small and large stars with the following text under the large stars:  Casino, Second Floor, New Orleans, CP3 and Fulton Street
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         49           JCC Holding Company Logo
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